                                                                    EXHIBIT 99.j


                 CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                 (A MINNESOTA LIMITED PARTNERSHIP)

                 FINANCIAL STATEMENTS
                 AS OF DECEMBER 31, 1994 AND 1993,
                 TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
CRICO of Trailway Pond I
 Limited Partnership:

We have audited the accompanying balance sheets - income tax basis - of CRICO of Trailway Pond I Limited Partnership (a Minnesota limited partnership, the "Partnership") as of December 31, 1994 and 1993, and the related income tax basis statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements and the schedule referred to below are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and the schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 3, these financial statements were prepared on the income tax basis of accounting, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRICO of Trailway Pond I Limited Partnership as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended, on the income tax basis of accounting described in Note 3.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 2, the Partnership was in default at December 31, 1994, with regard to its mortgage loan agreement, due to its inability to generate sufficient cash flow to meet its contractual obligations. Additionally, the Partnership does not expect to be able to generate sufficient cash flow to meet its contractual obligations under the mortgage loan agreement in 1995. The Partnership's lender, an affiliated entity, has represented that it will not foreclose on the Partnership's defaulted loan prior to January 2, 1996. However, the Partnership does not expect to be able to cure the default at that time. While the lender has no plans to foreclose on the property in 1996, there can be no assurance that the lender will not sell or assign its rights under the mortgage loan agreement in 1995 or exercise its rights subsequent to January 2, 1996. This issue raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plan in regard to this matter is also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The U.S. Department of Housing and Urban Development Statement of Profit and Loss (Schedule I) is presented for purposes of additional analysis and is not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                                             Arthur Andersen LLP

Washington, D.C.,

January 30, 1995

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1994 AND 1993

                                     ASSETS

                                             1994         1993
                                             ----         ----
FIXED ASSETS:

  Land                                    $  451,518   $  451,518
  Building and improvements                3,486,159    3,481,526
  Furniture, fixtures and equipment          418,408      418,408
                                          ----------   ----------
                                           4,356,085    4,351,452
  Less- Accumulated depreciation            (768,811)    (588,349)
                                          ----------   ----------
   Net fixed assets                        3,587,274    3,763,103
                                          ----------   ----------
CURRENT ASSETS:
  Cash                                        23,687       19,315
  Accounts receivable                              -       14,530
  Prepaid insurance                            4,635        4,576
                                          ----------   ----------
   Total current assets                       28,322       38,421
                                          ----------   ----------
RESTRICTED CASH:
  Tenants' security deposits,
   separately held in an                      21,980       17,589
   interest-bearing account

   Escrow deposits                            97,097       89,191
                                          ----------   ----------
    Total restricted cash                    119,077      106,780
                                          ----------   ----------
 OTHER ASSETS- Favorable financing, net
  of accumulated amortization of
  $270,189 and $360,252, respectively        390,276      480,339
                                          ----------   ----------
    Total assets                          $4,124,949   $4,388,643
                                          ==========   ==========



      The accompanying notes are an integral part of these balance sheets.

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1994 AND 1993

                       LIABILITIES AND PARTNERS' DEFICIT

                                              1994          1993
                                              ----          ----
CURRENT LIABILITIES:
  Accounts payable                        $    14,245   $     4,737
  Accrued mortgage service
   fee                                         73,048        43,828
  Accrued interest                            636,832       428,512
  Special assessments
   payable                                      8,324         8,324
  Mortgage loan payable                     4,675,000     4,675,000
                                          -----------   -----------
          Total current
           liabilities                      5,407,449     5,160,401

TENANTS' SECURITY DEPOSITS                     20,909        17,589

SPECIAL ASSESSMENTS
 PAYABLE, net of current                       41,621        49,945
 portion

CONSTRUCTION PERIOD                           296,740       296,740
                                          -----------   -----------
 DEFERRED BASE INTEREST
 PAYABLE
          Total liabilities                 5,766,719     5,524,675
                                          -----------   -----------
PARTNERS' DEFICIT                          (1,641,770)   (1,136,032)
                                          -----------   -----------
          Total
           liabilities and
           partners'
           deficit                        $ 4,124,949   $ 4,388,643
                                          ===========   ===========


        The accompanying notes are an integral part of these statements.

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                             1994        1993
                                             ----        ----
OPERATING INCOME:
  Rental income                           $ 539,199   $ 523,573
  Interest income                             3,092       2,841
  Other income                               27,785      21,881
                                          ---------   ---------
          Total operating
           income                           570,076     548,295
                                          ---------   ---------
OPERATING EXPENSES:
  Real estate taxes                          90,575      98,401
  Repairs and maintenance                    39,960      60,865
  Salaries and related                       50,311      46,567
   payroll costs
  Fuel and utilities                         42,245      37,712
  Management fee                             20,928      22,773
  Marketing                                  26,771      19,688
  Insurance                                   8,938      16,377
  Professional                                6,131       7,586
  Other                                      18,634      10,310
                                          ---------   ---------
          Total operating
           expenses                         304,493     320,279
                                          ---------   ---------
          Income from
           operations                       265,583     228,016

DEPRECIATION                                180,462     205,177

AMORTIZATION OF FAVORABLE
 FINANCING                                   90,063      90,063

INTEREST ON MORTGAGE LOAN                   460,488     460,488

FEES ON MORTGAGE LOAN                        35,064      35,063

INTEREST ON SPECIAL
 ASSESSMENTS                                  5,244       5,993
                                          ---------   ---------
          Net loss                        $(505,738)  $(568,768)
                                          =========   =========


        The accompanying notes are an integral part of these statements.

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                          GENERAL PARTNER   LIMITED PARTNER
                                    TOTAL
PARTNERS' DEFICIT,
 December 31, 1992                  $(10,643)      $  (556,621)  $  (567,264)
     Net loss                         (5,687)         (563,081)     (568,768)
                                    --------       -----------   -----------
PARTNERS' DEFICIT,
 December 31, 1993                   (16,330)       (1,119,702)   (1,136,032)
     Net loss                         (4,540)         (501,198)     (505,738)
                                    --------       -----------   -----------
PARTNERS' DEFICIT,
 December 31, 1994                  $(20,870)      $(1,620,900)  $(1,641,770)
                                    ========       ===========   ===========



        The accompanying notes are an integral part of these statements.

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                             1994        1993
                                             ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                $(505,738)  $(568,768)
  Adjustments to reconcile
   net loss to net cash
   provided by operating
   activities-
    Depreciation and
     amortization                           270,525     295,240
    Payments made to
     restricted funds held
     by bond trustee                       (134,100)   (128,751)
    Proceeds received in
     escrow for tax refund                   (7,742)     (6,657)
    Disbursements made
     from insurance and
     tax escrow                             123,362     143,300
    Disbursements made
     from fixed asset
     reserve                                  4,633           -
    Disbursements made
     from debt service
     reserve                                  8,500           -
    Interest earned on
     restricted funds, net
     of service charges                      (2,559)     (2,273)
    Increase/decrease in
     assets and
     liabilities:
       Accounts receivable                   14,530     (14,453)
       Prepaid insurance                        (59)      5,574
       Due from affiliates                        -       6,434
       Tenant security                       (4,391)          -
        deposits in
        interest-bearing
        account
       Accounts payable                       9,508        (318)
       Accrued mortgage
        service fee                          29,220      29,219
       Accrued interest                     208,320     250,128
       Special assessments
        payable                              (8,324)     (8,324)
       Tenant security
        deposits                              3,320           -
                                          ---------   ---------
          Cash provided by
          operating
          activities                          9,005         351
                                          ---------   ---------
CASH FLOWS FROM INVESTING
 ACTIVITIES-
  Purchase of equipment                      (4,633)          -
                                          ---------   ---------
NET INCREASE IN CASH                          4,372         351

CASH, beginning of the year                  19,315      18,964
                                          ---------   ---------
CASH, end of the year                     $  23,687   $  19,315
                                          =========   =========
SUPPLEMENTAL DISCLOSURE OF
 CASH FLOW INFORMATION-
  Cash paid during the
   year for interest                      $ 252,168   $ 210,360
                                          =========   =========


        The accompanying notes are an integral part of these statements.

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1994 AND 1993

1. ORGANIZATION:

CRICO of Trailway Pond I Limited Partnership (the "Partnership") was formed as a limited partnership under the laws of the state of Minnesota on December 26, 1990, for the purpose of owning and operating a rental housing project. According to the Partnership Agreement (the "Agreement"), the Partnership will terminate on December 31, 2030, if not terminated sooner. The project consists of 75 units located in the city of Burnsville, Minnesota, and operates under the name of Trailway Pond Apartments (the "Project"). The general partner, CRICO of Trailway Pond I, Inc., a Delaware corporation, is affiliated with the managing general partner of the general partner of the entity that holds the mortgage loan which provided financing for the Project (Note 6). On January 1, 1992, CRICO of Iona, Inc., assigned its limited partner interest in the Partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

Under the terms of the bonds issued to provide permanent financing for the Project, at least 20 percent of the completed project units must be occupied by individuals or families qualified as lower income tenants under certain sections of the Internal Revenue Code. At December 31, 1994 and 1993, the Project complied with this requirement.

2. GOING CONCERN:

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1994, the Partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. The Partnership's lender, Capital Realty Investors Tax Exempt Fund Limited Partnership ("CRITEF"), has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage. CRITEF has indicated that it will not foreclose on the Project through January 2, 1996, however; it has not represented that it will not sell or assign its rights under the mortgage loan agreement in 1995 or exercise its rights subsequent to January 2, 1996. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result should the Partnership be unable to continue as a going concern.

Should CRITEF sell or assign its rights under the mortgage loan agreement, management plans to consider its options.

3. SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF ACCOUNTING

The Partnership's financial statements have been prepared on the accrual basis of accounting used for income tax purposes, in accordance with the Agreement. The principal differences between this basis and generally accepted accounting principles ("GAAP") are that an intangible asset has been recognized for income tax purposes representing the value to the Partnership of its favorable financing and that assets were written up to their fair values at the time of the transfer.

Management believes that the Federal income tax treatment of the respective items entering into the determination of taxable loss is supportable based on its interpretation of the Internal Revenue Code and the related regulations, public rulings, and court decisions in effect as of the date of this report. Since the Federal income tax treatment of certain items may be based on conflicting or imprecise authoritative pronouncements, such treatment may be successfully challenged by the Internal Revenue Service.

FAVORABLE FINANCING

Assets, liabilities and operations of the former partnership, Trailway Pond I Limited Partnership, were transferred on January 2, 1991, in full satisfaction of the previous partnership's indebtedness. Upon transfer, assets and liabilities were recorded at their respective fair values, and an intangible asset was recognized representing the value to the Partnership of the favorable financing provided by the Project's mortgage loan. According to Federal income tax rules and regulations, the sales price equates to the face value of the indebtedness assumed. According to Federal income tax rules and regulations, this asset is being amortized on a straight-line basis over the remaining life of the mortgage loan.

DEPRECIATION

Depreciation is computed under Federal income tax rules and regulations as follows.


                                          LIFE (YEARS)           BASIS
                                          ------------           -----
Building and improvements                 27.5 or 31.5   Straight line
Furniture, fixtures and equipment                  5-7   200% declining balance


Repairs and maintenance are expensed as incurred, while major improvements are capitalized in the applicable asset accounts. Additions to building and improvements in 1994 consist of $4,633 of costs capitalized for gutters.

INCOME TAXES

No provision for Federal income taxes is reflected in these financial statements since the loss of the Partnership is included in the individual income tax returns of the respective partners.

4. PARTNERSHIP AGREEMENT:

The general partner and the limited partner have a 1 and 99 percent ownership interest, respectively, in the Partnership. In accordance with the Agreement, the general partner contributed $1 to the Partnership, and the limited partner contributed $99.

Cash flow, as defined, is to be distributed at the discretion of the general partner (a) for the payments of all debts, liabilities, and reasonable and necessary expenses of operating the Partnership when due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, and (c) to the partners, pro rata, in accordance with their Partnership interests. Capital proceeds from the sale, refinancing, or other disposition of the Partnership's property will be distributed (a) for the payment of all debts and liabilities of the Partnership then due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, (c) to the partners in the amounts of their capital contributions, and (d) to the partners, pro rata, in accordance with their percentage interests.

5. MANAGEMENT AGREEMENTS:

During fiscal 1993, the property was managed by CRICO Management of Minnesota, Inc. ("CRICO"). CRICO earned a management fee of 3.75 percent of gross revenues, as defined, payable monthly, with an annual incentive fee of .5 percent of gross revenues. During 1993, an incentive fee of $2,680 was paid for the prior year.

Effective February 1, 1994, the property management responsibilities were assigned from CRICO to CAPREIT Residential Corporation ("CAPREIT"), an unrelated entity. Management fees are payable to CAPREIT at the same rate and terms as under the agreement with CRICO. As of December 31, 1994 and 1993, management fees paid were $20,671 and $22,692, respectively. Of the 1994 management fee amount paid, management fees of $3,350 were paid to CRICO. In addition, during 1994, no incentive fees were paid.

6. MORTGAGE LOAN PAYABLE:

Permanent financing for the project was provided through the issuance of tax-exempt bonds by the city of Burnsville, Minnesota, in the total amount of $4,675,000, which was evidenced by a mortgage loan agreement with Capital Realty Investors Tax-Exempt Fund Limited Partnership ("CRITEF"), a related party and the bond owner. As further security on the obligation, the Partnership assigned existing and future rents and leases to the mortgagee. The maturity date of the mortgage is ten years from the construction completion date, which was determined by CRITEF to be May 1, 1989. Upon maturity, all outstanding principal and interest, including base interest and construction period deferred base interest, is due and payable.

The mortgage loan, which is nonrecourse to the Partnership, provided for base interest and construction period deferred base interest at a rate of 7.073 and
4.687 percent, respectively, through December 31, 1987, and 5.052 and 3.348 percent, respectively, through May 1, 1989.

From May 1, 1989, through the maturity date, base interest is payable at the rate of 9.85 percent per annum. Primary contingent interest is payable each quarter at the rate of 1.5 percent per annum, out of that quarter's net cash flow, as defined. In addition, supplemental contingent interest is payable each quarter at the rate of 4.65 percent per annum, out of 50 percent of that quarter's net cash flow, as defined, remaining after deduction of primary contingent interest. If quarterly net cash flow is insufficient to pay contingent interest, primary contingent interest and supplemental contingent interest are deferred without interest until the earlier of the sale or refinancing of the Partnership occurs, as defined, but only if sufficient cash flow is generated from the sale or refinancing of the property. Because net cash flow in 1994 and 1993 was not sufficient to cover primary and supplemental contingent interest, these amounts were not accrued for, in accordance with Federal income tax rules and regulations. The unpaid primary contingent interest balances at December 31, 1994 and 1993, were $397,375 and $327,250, respectively. The unpaid supplemental contingent interest balances at December 31, 1994 and 1993, were $1,231,863 and $1,014,475, respectively. Pursuant to terms of the Partnership Agreement, interest is also accrued on base interest payable, compounded at the base interest rate. This amount is $89,556 at December 31, 1994. Because this amount is payable out of available cash flow after the payment of all current and accrued base interest and all current and accrued servicing fees, it is not probable to be paid, and accordingly, it is not recorded on the books of the Partnership.

The following schedule presents interest deferred, interest paid, and accrued interest for the years ended December 31, 1994 and 1993.

                                                              CURRENTLY
                                          DEFERRED             PAYABLE     TOTAL
ACCRUED INTEREST AT DECEMBER 31, 1992    $1,058,599          $ 178,384
                                         ----------          ---------
 Base interest                                    -            460,488   $460,488
 Primary contingent interest                 70,125                  -     70,125
 Supplemental contingent interest           217,388                  -    217,388
 Interest on base interest                   28,883                  -     28,883
                                         ----------          ---------   --------
Total 1993 interest incurred                316,396            460,488   $776,884
                                                                         ========
 Interest paid from operations                    -           (210,360)
                                         ----------          ---------
ACCRUED INTEREST AT DECEMBER 31, 1993     1,374,995            428,512
                                         ----------          ---------
 Base interest                                    -            460,488   $460,488
 Primary contingent interest                 70,125                  -     70,125
 Supplemental contingent interest           217,388                  -    217,388
 Interest on base interest                   56,286                  -     56,286
                                         ----------          ---------   --------
 Total 1994 interest incurred               343,799            460,488   $804,287
                                                                         ========
 Interest paid from operations                    -           (252,168)
                                         ----------          ---------
ACCRUED INTEREST AT DECEMBER 31, 1994    $1,718,794          $ 636,832
                                         ==========          =========

The Partnership is required to pay the servicer a mortgage servicing fee equal to 0.625 percent of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date from remaining cash available after payment of debt service on the mortgage loan. In 1994, all amounts for these fees were accrued but not paid because there was insufficient cash flow to pay full debt service due.

As discussed in Note 2, the Partnership was in default under the terms of the mortgage loan agreement at December 31, 1994.

7. REAL ESTATE TAXES AND SPECIAL ASSESSMENTS PAYABLE:

During fiscal 1994, a real estate tax refund for $18,740 was received for overpayment of 1993 and 1992 taxes. This refund, net of $5,702 of tax appeal fees, is netted against 1994 real estate tax expense in the accompanying statements of operations.

A special assessment tax has been levied against the Partnership from an assessment performed several years ago. The total amount outstanding from the assessment at December 31, 1994 and 1993 was $49,945 and $58,269, respectively. Of these amounts, $8,324 of principal was paid during fiscal 1994 and 1993, respectively.

8. ESCROW DEPOSITS:

In 1994 and 1993, cash and investments held by the bond trustee consist of the following.





                               REAL ESTATE TAX      RESERVE FOR
                                AND INSURANCE      REPLACEMENTS
                                   ESCROW             ESCROW      TOTAL
                               ---------------     ------------   -----
 BALANCE AT DECEMBER 31, 1992    $  44,884          $ 49,926   $  94,810
  Deposits                         111,051            17,700     128,751
  Withdrawals:
   Insurance                        (8,355)                -      (8,355)
   Taxes                          (105,058)                -    (105,058)
   Special assessment              (14,317)                -     (14,317)
   Replacement funding                   -           (15,570)    (15,570)
  Tax refund                         6,657                 -       6,657
  Interest earned                    1,056             1,217       2,273
                                 ---------          --------   ---------
 BALANCE AT DECEMBER 31, 1993    $  35,918          $ 53,273   $  89,191
  Deposits                         116,400            17,700     134,100
  Withdrawals:
   Insurance                        (6,180)                -      (6,180)
   Taxes                          (103,614)                -    (103,614)
   Special assessment              (13,568)                -     (13,568)
   Replacement funding                   -            (4,633)     (4,633)
   Mortgage payments                (8,500)                -      (8,500)
   Service charges                     (91)             (117)       (208)
  Tax refund                         7,742                 -       7,742
  Interest earned                    1,186             1,581       2,767
                                 ---------          --------   ---------
 BALANCE AT DECEMBER 31, 1994    $  29,293          $ 67,804   $  97,097
                                 =========          ========   =========

REAL ESTATE TAX AND INSURANCE ESCROW

Per the mortgage loan agreement (see Note 6), the Partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes, special assessments, and insurance premiums into the real estate tax and insurance escrow account maintained by the servicer. During 1994 and 1993, the Partnership made all required deposits to this escrow.

RESERVE FOR REPLACEMENTS ESCROW

The Partnership is also required to make monthly deposits into the reserve for replacements escrow account maintained by the servicer, as specified in the above-mentioned mortgage loan agreement. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacements account is $17,700, to be deposited in equal monthly installments until such time as the balance in the reserve equals or exceeds $150,000. Thereafter, no monthly deposits are required unless the balance falls below $150,000.

9. RELATED-PARTY TRANSACTIONS:

CRICO of Trailway Pond II Limited Partnership is an affiliate of the Partnership and owns a complex known as Trailway Pond Apartments, Phase II. Both the Project and Trailway Pond Apartments, Phase II, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. As of December 31, 1994, there are no receivables or payables from the related entity.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF PROFIT AND LOSS                                             U.S. Department of Housing and Urban Development
INCOME TAX BASIS                                                         Office of Housing
All amounts must be rounded to the nearest dollar;                       Federal Housing Commissioner
$.50 and over, round up - $.49 and below, round down.                              OMB Approval No. 2502-0052(Exp. 8/31/89)
------------------------------------------------------------------------------------------------------------------------------------
        For Month/Period              For Month/Period          Project Number:    Project Name:
            Beginning                      Ending

         January 1, 1994                December 31, 1994                          CRICO of Trailway Pond II Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
Part I  Description of Account                                                    Acct. No.
-----------------------------------------------------------------------------------------------------------------------------------
        Rental Income - 5100
          Apartments or Member Carrying Charges (Coops)                             5120        $561,019
        --------------------------------------------------------------------------------------------------
          Tenant Assistance Payments                                                5121
        --------------------------------------------------------------------------------------------------
          Furniture and Equipment                                                   5130
        --------------------------------------------------------------------------------------------------
          Stores and Commercial                                                     5140            $514
        --------------------------------------------------------------------------------------------------
          Garage and Parking Spaces                                                 5170          $1,341
        --------------------------------------------------------------------------------------------------
   5      Flexible Subsidy Income                                                   5180
        --------------------------------------------------------------------------------------------------
   0      Miscellaneous (specify)                                                   5190
        --------------------------------------------------------------------------------------------------
   0      Total Rent Revenue Potential at 100% Occupancy                                                              $562,874
        --------------------------------------------------------------------------------------------------------------------------
   0    Vacancies - 5200
         Apartments                                                                 5220        ($23,675)
        --------------------------------------------------------------------------------------------------
   R      Furniture and Equipment                                                   5230
        --------------------------------------------------------------------------------------------------
   e      Stores and Commercial                                                     5240
        --------------------------------------------------------------------------------------------------
   v      Garage and Parking Spaces                                                 5270
        --------------------------------------------------------------------------------------------------
   e      Miscellaneous (specify)                                                   5290
        --------------------------------------------------------------------------------------------------
   n      Total Vacancies                                                                                            ($23,675)
        -------------------------------------------------------------------------------------------------------------------------
   u      Net Rental Revenue (Rent Revenue Less Vacancies)                                                            $539,199
        -------------------------------------------------------------------------------------------------------------------------
   e    Elderly and Congregate Services Income - 5300
          Total Service Income (Schedule Attached)                                  5300                                    $0
        -------------------------------------------------------------------------------------------------------------------------
   A    Financial Revenue - 5400
   c      Interest Income - Project Operations                                      5410
        --------------------------------------------------------------------------------------------------
   c      Income from Investments - Residual Receipts                               5430
        --------------------------------------------------------------------------------------------------
   o      Income from Investments - Reserve for Replacement                         5440          $1,581
        --------------------------------------------------------------------------------------------------
   u      Income from Investments - Miscellaneous (Escrows)                         5490          $1,511
        --------------------------------------------------------------------------------------------------
   n      Total Financial Revenue                                                                                       $3,092
        -------------------------------------------------------------------------------------------------------------------------
   t    Other Revenue - 5900
        --------------------------------------------------------------------------------------------------
   s      Laundry and Vending                                                       5910         $14,549
        --------------------------------------------------------------------------------------------------
          NSF and Late Charges                                                      5920          $1,275
        --------------------------------------------------------------------------------------------------
          Damages and Cleaning Fees                                                 5930          $1,064
        --------------------------------------------------------------------------------------------------
          Forfeited Tenant Security Deposits                                        5940            $750
        --------------------------------------------------------------------------------------------------
          Other Revenue (specify) Application Fees, Forfeitures & Reimbursements    5990         $10,147
        --------------------------------------------------------------------------------------------------
          Total Other Revenue                                                                                          $27,785
        -------------------------------------------------------------------------------------------------------------------------
          Total Revenue                                                                                               $570,076
-----------------------------------------------------------------------------------------------------------------------------------
        Administrative Expenses - 6200/6300
   6      Advertising                                                               6210         $18,327
        --------------------------------------------------------------------------------------------------
   0      Other Renting Expense                                                     6250          $9,146
        --------------------------------------------------------------------------------------------------
   0      Office Salaries                                                           6310         $14,072
        --------------------------------------------------------------------------------------------------
   0      Office Supplies                                                           6311          $1,161
        --------------------------------------------------------------------------------------------------
          Office or Model Apartment Rent                                            6312          $2,348
        --------------------------------------------------------------------------------------------------
   P      Management Fee                                                            6320         $20,928
        --------------------------------------------------------------------------------------------------
   r      Manager or Superintendent Salaries                                        6330          $6,757
        --------------------------------------------------------------------------------------------------
   o      Manager or Superintendent Rent Free Unit                                  6331            $813
        --------------------------------------------------------------------------------------------------
   j      Legal Expenses (Project)                                                  6340            $231
        --------------------------------------------------------------------------------------------------
   e      Auditing Expenses (Project)                                               6350          $5,900
        --------------------------------------------------------------------------------------------------
   c      Bookkeeping Fees/Accounting Services                                      6351
        --------------------------------------------------------------------------------------------------
   t      Telephone and Answering Service                                           6360          $3,157
        --------------------------------------------------------------------------------------------------
          Bad Debts                                                                 6370
        --------------------------------------------------------------------------------------------------
   E      Miscellaneous Administrative Expenses (specify) Business Expenses         6390          $9,639
        --------------------------------------------------------------------------------------------------
   x      Total Administrative Expenses                                                                                $92,479
        -------------------------------------------------------------------------------------------------------------------------
   p    Utilities Expense - 6400
   e      Fuel Oil/Coal                                                             6420
        --------------------------------------------------------------------------------------------------
   n      Electricity                                                               6450         $10,172
        --------------------------------------------------------------------------------------------------
   s      Water                                                                     6451          $4,475
        --------------------------------------------------------------------------------------------------
   e      Gas                                                                       6452         $18,025
        --------------------------------------------------------------------------------------------------
   s      Sewer                                                                     6453          $9,574
        --------------------------------------------------------------------------------------------------
          Total Utilities Expense                                                                                      $42,246
        -------------------------------------------------------------------------------------------------------------------------
          Total Expenses ( Carry forward to page 2)                                                                   $134,725
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Balance from
                                                                        Acct. No      Page 1                      $134,725
-----------------------------------------------------------------------------------------------------------------------------------
        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510              $10,111
        -------------------------------------------------------------------------------------------
          Janitor and Cleaning Supplies                                 6515                 $428
        -------------------------------------------------------------------------------------------
          Janitor and Cleaning Contract                                 6517               $4,811
        -------------------------------------------------------------------------------------------
          Exterminating Payroll/Contract                                6519                 $292
        -------------------------------------------------------------------------------------------
   6      Exterminating Supplies                                        6520
        -------------------------------------------------------------------------------------------
   0      Garbage and Trash Removal                                     6525               $5,483
        -------------------------------------------------------------------------------------------
   0      Security Payroll/Contract                                     6530
        -------------------------------------------------------------------------------------------
   0      Grounds Payroll                                               6535
        -------------------------------------------------------------------------------------------
         Grounds Supplies                                               6536                 $706
        -------------------------------------------------------------------------------------------
   P      Grounds Contracts                                             6537               $2,908
        -------------------------------------------------------------------------------------------
   r      Repairs Payroll                                               6540              $11,948
        -------------------------------------------------------------------------------------------
   o      Repairs Material                                              6541               $8,845
        -------------------------------------------------------------------------------------------
   j      Repairs Contract                                              6542               $3,264
        -------------------------------------------------------------------------------------------
   e      Elevator Maintenance/Contract                                 6545               $1,653
        -------------------------------------------------------------------------------------------
   c      Heating/Cooling Repairs Maintenance                           6546                 $680
        -------------------------------------------------------------------------------------------
   t      Swimming Pool Maintenance/Contract                            6547                 $822
        -------------------------------------------------------------------------------------------
          Snow Removal                                                  6548               $1,181
        -------------------------------------------------------------------------------------------
   E      Decorating Payroll/Contract                                   6560
        -------------------------------------------------------------------------------------------
   x      Decorating Supplies                                           6561
        -------------------------------------------------------------------------------------------
   p      Vehicle & Maintenance Equipment Operation and Repairs         6570                 $326
        -------------------------------------------------------------------------------------------
   e      Miscellaneous Operating & Maintenance Expense                 6590               $8,421
        -------------------------------------------------------------------------------------------
   n      Total Operating & Maintenance Expenses                                                                   $61,879
        ---------------------------------------------------------------------------------------------------------------------------
   s    Taxes and Insurance - 6700
   e      Real Estate Taxes-Net of Refund of $13,038                    6710              $90,575
        -------------------------------------------------------------------------------------------
          Payroll Taxes (FICA)                                          6711               $6,299
        -------------------------------------------------------------------------------------------
   A      Miscellaneous Taxes, Licenses, and Permits                    6719                 $300
        -------------------------------------------------------------------------------------------
   c      Property and Liability Insurance (Hazard)                     6720               $6,122
        -------------------------------------------------------------------------------------------
   c      Fidelity Bond Insurance                                       6721
        -------------------------------------------------------------------------------------------
   o      Workmen's Compensation                                        6722               $2,433
        -------------------------------------------------------------------------------------------
   u      Health Insurance & Other Employee Benefits                    6723               $2,160
        -------------------------------------------------------------------------------------------
   n      Other Insurance (specify)                                     6729                   $0
        -------------------------------------------------------------------------------------------
   t      Total Taxes and Insurance                                                                               $107,889
        ---------------------------------------------------------------------------------------------------------------------------
   s    Financial Expenses - 6800
          Interest on Bonds Payable                                     6810
        -------------------------------------------------------------------------------------------
          Interest on Mortgage Payable                                  6820             $460,488
        -------------------------------------------------------------------------------------------
          Interest on Notes Payable (Long-Term)-Special Assessment      6830               $5,244
        -------------------------------------------------------------------------------------------
   c      Interest on Notes Payable (Short-Term)                        6840
        -------------------------------------------------------------------------------------------
   o      Mortgage Insurance Premium/Service Charge                     6850              $29,220
        -------------------------------------------------------------------------------------------
   n      Miscellaneous Financial Expense- Bond Issue Fee               6890               $5,844
        -------------------------------------------------------------------------------------------
   t      Total Financial Expenses                                                                                $500,796
        ---------------------------------------------------------------------------------------------------------------------------
   i    Elderly and Congregate Service Expenses
   n      Total Service Expenses - Schedule Attached                    6900
        --------------------------------------------------------------------------------------------------------------------------
   u      Total Cost of Operations before Depreciation                                                            $805,289
        --------------------------------------------------------------------------------------------------------------------------
   e      Profit (Loss) before Depreciation                                                                     ($235,213)
        --------------------------------------------------------------------------------------------------------------------------
   d      Depreciation (Total) - 6600 (specify) and Amortization        6600                                      $270,525
        --------------------------------------------------------------------------------------------------------------------------
          Operating Profit or (Loss)                                                                            $(505,738)
        --------------------------------------------------------------------------------------------------------------------------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110
        -------------------------------------------------------------------------------------------
          Legal Expenses (Entity)                                       7120
        -------------------------------------------------------------------------------------------
          Taxes (Federal-State-Entity)                                  7130-32
        -------------------------------------------------------------------------------------------
          Other Expenses (Entity)                                       7190
        -------------------------------------------------------------------------------------------
          Total Corporate Expenses                                                                                      $0
        --------------------------------------------------------------------------------------------------------------------------
        Net Profit or (Loss)                                                                                    ($505,738)
-----------------------------------------------------------------------------------------------------------------------------------
        Miscellaneous or other Income & Expense Sub-account Groups.  If miscellaneous or other and/or expense sub-accounts
        (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.
-----------------------------------------------------------------------------------------------------------------------------------
Part II 1.  Total principal payments required under the mortgage, even if payments under a Workout Agreement are less
            or more than those required under the mortgage.
                                                                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
        2.  Replacement Reserve deposits required by the
            Regulatory Agreement or Amendment thereto, even if
            payments may be temporarily suspended or waived.                                                  $17,700
------------------------------------------------------------------------------------------------------------------------------------
        3.  Replacement or Painting Reserve releases which are
            included as expense items on this Profit and Loss
            Statement.                                                                                             $0
-----------------------------------------------------------------------------------------------------------------------------------
        4.  Project improvement Reserve Releases under the
            Flexible Subsidy Program that are included as
            expense items on this Profit and Loss Statement.                                                       $0
------------------------------------------------------------------------------------------------------------------------------------

                                                                      SCHEDULE I


                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

           SUPPLEMENTAL SCHEDULE TO HUD STATEMENT OF PROFIT AND LOSS
                               (INCOME TAX BASIS)
                      FOR THE YEAR ENDED DECEMBER 31, 1994

ACCOUNT NO. 6250 - OTHER RENTING
 EXPENSE:
   Rental concessions                     $ 5,827
   Resident retention                       1,510
   Credit report expense                    1,809
                                          -------
           Total other
            renting expense               $ 9,146
                                          =======
ACCOUNT NO. 6390 -
 MISCELLANEOUS
 ADMINISTRATIVE EXPENSES:
   Employee relations and
    business expenses                     $ 3,937
   Furniture rental                         1,232
   Security deposit interest                2,361
   Other                                    2,109
                                          -------
           Total
            miscellaneous
            administrative
            expenses                      $ 9,639
                                          =======
ACCOUNT NO. 5990 - OTHER
 REVENUE:
   Application fees                       $ 1,830
   Corporate unit                           3,221
   Furniture rental                         1,586
   Parking                                  1,341
   Other                                    2,169
                                          -------
           Total other
            revenue                       $10,147
                                          =======
ACCOUNT NO. 6590 -
 MISCELLANEOUS OPERATING
 AND MAINTENANCE EXPENSE:
   Floor and wood
    replacement                           $ 6,953
   Other                                    1,468
                                          -------
           Total
            miscellaneous
            expense                       $ 8,421
                                          =======